                                                             Exhibit 10.12

                          REGISTRATION RIGHTS AGREEMENT


     Agreement dated as of December 19, 1990 among Diatech, Inc., a Delaware corporation (the "Company"), and Richard T. Dean, residing at 43 King Road, Bedford, New Hampshire 03102 ("Dean").

                                   WITNESSETH:

     WHEREAS, Dean is a party to a Stock Vesting Agreement with the Company, dated as of the date hereof (the "Stock Vesting Agreement"), pursuant to which the Company has agreed to issue to Dean shares of its Common Stock, no par value per share ("Common Stock"), upon the terms and conditions set forth therein;

     WHEREAS, Dean wishes to have, and the Company is willing to grant to him, the right to participate in registrations under the Securities Act (as defined below) of shares of the Company's Common Stock upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Section 1 and elsewhere in this Agreement, the following terms shall have the following respective meanings:

     "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "REGISTRATION EXPENSES" means the expenses described in Section 3.

     "REGISTRABLE SHARES" means (i) the shares of Common Stock issued to each Rightsholder pursuant to the Stock Vesting Agreement to which such Rightsholder is a party, (ii) any shares of Common Stock which are held by a person or entity which becomes a Rightsholder pursuant to Section 7 and which are designated as Registrable Shares in the instrument pursuant to which such person or entity becomes a Rightsholder and (iii) any other shares of Common Stock of the

Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement,
Section 4(1) of the Securities Act or Rule 144 under the Securities Act.

     "RIGHTSHOLDERS" means Dean and any other person or entity who becomes a Rightsholder under this Agreement pursuant to Section 7.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

  2. INCIDENTAL REGISTRATION RIGHTS.

     (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Rightsholders of its intention to do so and, upon the written request of a Rightsholder or Rightsholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Rightsholder or Rightsholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Rightsholder or Rightsholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Rightsholder. The Company shall not be required to qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of any jurisdiction in which it would not have been required to so qualify but for the provisions of this Section 2.

     (b) In connection with any offering under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included pursuant to this Section 2 would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. The Company may reduce the number of Registrable Shares to be included in such offering pursuant to this Section 2 to zero before it shall be required to reduce the number of any other shares of the Company's Common Stock or other securities to be included in such offering on account of registration rights other than incidental registration rights whose terms are substantially similar to the terms of this Section 2. Any such reduction in the number of Registrable Shares to be included pursuant to this Section 2 shall be allocated ratably among all the stockholders of the Company who are participating in such offering on account of incidental registration rights whose terms are substantially similar to the terms of this Section 2 based upon such stockholders' total ownership of Registrable Shares.

     (c) Notwithstanding the foregoing, the rights of Dean (and any of his transferees who are members of his immediate family) under this Section 2 shall terminate and be of no further force and effect if at any time Dean shall have breached any of his obligations set forth in Section 4 of the Stock Vesting Agreement to which he is a party or Dean shall have breached any of his obligations under Section 6 of the Employment Agreement between the Company and Dean, dated March 16, 1990.

     (d) In connection with any such registration not involving an underwriting, the Company shall, as expeditiously as possible, furnish to each selling Rightsholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, included in the Registration Statement, and such other documents as the selling Rightsholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Rightsholder. If the Company has delivered preliminary or final prospectuses to the selling Rightsholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify such Rightsholders and, if requested, such Rightsholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide such Rightsholders with revised prospectuses and, following receipt of the revised prospectuses, such Rightsholders shall be free to resume making offers of the Registrable Shares.

     (e) Except as required by law and in paragraph (d) above, the Company shall not be required to follow any particular registration procedures in connection with the registration and sale of the Registrable Shares covered by this Agreement.

     3. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of any counsel to the selling Rightsholders.

     4. INDEMNIFICATION. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

     In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of such Rightsholders hereunder shall be limited to an amount equal to the proceeds to each Rightsholder of Registrable Shares sold as contemplated herein.

     Each party entitled to indemnification under this Section 4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     5. INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     6. "STAND-OFF" AGREEMENT. Each Rightsholder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Rightsholder for a specified period of time (not to exceed 90 days) following the effective date of a Registration Statement; PROVIDED, that:

     (a) such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and

     (b) all Rightsholders holding not less than the number of shares of Common Stock held by such Rightsholder (including shares of Common Stock issuable upon the conversion of Shares or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

     7. TRANSFERS OF CERTAIN RIGHTS; ADDITIONAL RIGHTSHOLDERS.

     (a) IN GENERAL. The rights granted to each Rightsholder pursuant to the terms of this Agreement may be transferred by such Rightsholder (i) to another Rightsholder and (ii) in the case of a Rightsholder that is an individual, in connection with the transfer of Registrable Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit; PROVIDED, HOWEVER, in the case of any transfer referred to in this paragraph (a), that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

     (b) TRANSFEREES. Any transferee (other than Dean) to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Rightsholders under this Agreement to the same extent as if such transferee were a party hereto.

     (c) SUBSEQUENT TRANSFEREES. A transferee to whom rights are transferred pursuant to this Section 7 may not again transfer such rights to any other person or entity, other than as provided in (a) and (b) above.

     8. NO ASSIGNMENT. Except as provided in Section 7 hereof, the rights granted pursuant to this Agreement may not be transferred or assigned by any Stockholder.

     9. AMENDMENTS. The provisions of this Agreement may be modified or amended at any time and from time to time only by an agreement or consent in writing executed by the Company and the holders of a majority of the Registrable Shares then outstanding; provided, however, that the registration rights granted under this Agreement may be amended only in a manner which affects all Registrable Shares in the same fashion.

     10. NOTICES. All notices, requests, consents and other communications required to be given pursuant to this Agreement shall be in writing and shall be given by personal delivery or by certified or registered mail, return receipt requested. Notices shall be deemed given when personally delivered or three days after being so mailed, as the case may be, to the parties at the following respective addresses:

              The Company:                      Diatech, Inc.
                                         9 Delta Drive
                                         Londonderry, New Hampshire  03053

              Dean:                      Dr. Richard T. Dean
                                         43 King Road
                                         Bedford, New Hampshire  03102

     11. ENTIRE AGREEMENT; GOVERNING LAW. This Agreement embodies the entire agreement and understanding between the parties, and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New Hampshire.

     12. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13. HEADINGS. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 19th day of December, 1990.

                                         DIATECH, INC.



                                         By: /s/ Joseph F. Lovett,
                                            __________________________________
                                             Joseph F. Lovett,
                                             Vice President


                                         /s/ Richard T. Dean
                                         ______________________________________
                                         Richard T. Dean

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        AND REGISTRATION RIGHTS AGREEMENT
                        ---------------------------------


     This Amendment to Employment Agreement and Registration Rights Agreement (the "Amendment"), made as of the 20th day of April, 1996, is entered into by Diatide, Inc., a Delaware corporation with its principal place of business at 9 Delta Drive, Londonderry, NH 03053 (the "Company"), and Dr. Richard T. Dean, residing at 43 King Road, Bedford, New Hampshire 03110 (the "Employee").

     WHEREAS, the Company and the Employee are parties to an Employment Agreement dated as of March 16, 1990, as amended by an amendment dated April 2, 1992 (the "Employment Agreement"), and a Registration Rights Agreement dated as of December 19, 1990 (the "Registration Rights Agreement"); and

     WHEREAS, the Company and the Employee desire to make certain amendments to the terms of the Employment Agreement and the Registration Rights Agreement;

     NOW THEREFORE, in consideration of these premises, the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

I.   Employment Agreement

     1. DEFINED TERMS. The capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Employment Agreement.

     2. TERM OF EMPLOYMENT. The Employment Agreement is hereby amended by deleting Section 1 of the Employment Agreement in its entirety and inserting in lieu thereof the following:

          "1. TERM OF EMPLOYMENT. The Company hereby agrees to employ the Employee, and the Employee hereby accepts employment with the Company, upon the terms set forth in this Agreement, for the period (the "Employment Period") commencing on April 2, 1990, or such earlier date as may be agreed by the Company and the Employee (the "Commencement Date"), and ending on the eighth anniversary of the Commencement Date, which period shall be automatically extended on an annual basis for additional one-year periods unless either the Company or the Employee provides written notice to the contrary to the other party at least six months prior to the expiration of the Employment Period. Notwithstanding the foregoing, the Employment Period may be sooner terminated in accordance with the provisions of Section 4."

     3. SALARY. The Annual Base Salary payable to the Employee shall be $200,000 for the one-year period commencing on the fifth anniversary of the Commencement Date. Such $200,000 Annual Base Salary shall be subject to upward adjustment on each subsequent anniversary of the Commencement Date as provided in Section 3.1 of the Employment Agreement.

     4. EMPLOYMENT TERMINATION. The Employment Agreement is hereby amended by deleting Section 4.5 of the Employment Agreement in its entirety and inserting in lieu thereof the following:

          "4.5 At the election of the Employee, immediately upon written notice by the Employee to the Company, in the event that (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company, or the Employee or any of his affiliates), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, (b) the Company concludes in any liquidation or sale of all or substantially all of its assets, or (c) there is a significant diminution in the authority or responsibility of the Employee including, without limitation, a change in the Employee's status as the sole Chief Executive Officer of the Company's business as it may change from time to time.

     5. EFFECT OF TERMINATION. The Employment Agreement is hereby amended by deleting the first and second sentences of Section 5.1 in their entirety and inserting the following in lieu thereof:

          "In the event the Employee's employment is terminated (i) for cause pursuant to Section 4.2, (ii) at the election of the Company pursuant to
     Section 4.4 or (iii) at the election of the Employee pursuant to Section 4.5, the Company shall pay to the Employee the compensation, including prorated Annual Bonus, and benefits otherwise payable to him under Section 3 through the last day of his actual employment by the Company. In addition, in the event the employee's employment is terminated (i) at the Company's election pursuant to Section 4.4, (ii) due to nonrenewal of the Employment Agreement by the Company pursuant to written notice given in accordance with Section 1 of the Agreement, or (iii) at the election of the Employee pursuant to Section 4.5, the Company shall make severance payments to the Employee during the one-year period commencing on the date of termination at an annual rate equal to the annual base salary to which the Employee was entitled on the date of termination."

     6.   NON-COMPETE.

     (a) The Employment Agreement is hereby amended by deleting the first paragraph of Section 6(a) of the Employment Agreement in its entirety and inserting in lieu thereof the following:

               "(a) During the Employment Period and for a one-year period following the date on which the Employee ceases to be an employee of the Company, which period may be extended for a second year, upon the mutual agreement of the Company and the Employee not later than the date of termination or expiration of the Employment Period, provided that the Company shall make payments, in monthly installments in advance, to the Employee during such second year at an annual rate equal to the Annual Base Salary to which the Employee was entitled on the date of termination or expiration of the Employment Period, the Employee will not directly or indirectly:".

     (b) The Employment Agreement is hereby amended by deleting Section 6(a)(i) in its entirety and inserting in lieu thereof the following:

                    "(i) as an individual proprietor, partner, stockholder,
               officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), engage in the business of developing, producing, marketing or selling imaging or therapy products that are, or are modifications with substantial homology of or derived from, compounds contemplated, under development, produced, marketed or sold by the Company and covered under patents or patent applications filed by the Company while the Employee was employed by the Company; or".

     (c) The Employment Agreement is hereby amended by deleting Section 6(a)(ii) in its entirety and inserting in lieu thereof the following:

                    "(ii) recruit, solicit or induce, or attempt to induce, any technical, sales or marketing employee or employees of the Company to terminate their employment with, or otherwise cease their relationship with, the Company; or".

II.     Registration Rights Agreement

     1. REGISTRABLE SHARES. The Registration Rights Agreement is hereby amended by deleting the proviso in the definition of "Registrable Shares" in Section 1 of the Registration Rights Agreement and inserting in lieu thereof the following:

          "PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act (including without limitation the so-called "Section 4 1/2" exemption if in the opinion of the Company's counsel such sale is exempt from the securities laws pursuant to such exemption) or Rule 144 under the Securities Act."

III.   Miscellaneous Provisions

     1. The captions of the sections of this Amendment are for convenience of reference only and in no way define, limit, or affect the scope or substance of any section of this Amendment.

     2. This Amendment shall be construed, interpreted, and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to conflict of laws provisions.

     3. Upon execution of this Amendment by the Employee, the Company agrees to pay the reasonable attorneys' fees, but in no event more than $4,000, incurred, prior to the execution of this Amendment, by the Employee in connection with this Amendment.

     4. This Amendment, together with the Employment Agreement and the Registration Rights Agreement, constitute the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter hereof.

     5. In all respects other than as specifically provided in this Amendment, each of the Employment Agreement and the Registration Rights Agreement is hereby ratified and affirmed.

     In witness whereof, the parties hereto have executed this Amendment as of the day and year set forth above.

                                                DIATIDE, INC.

                                                By: /s/ Joseph F. Lovett
                                                   ____________________________
                                                Title: Director
                                                      _________________________

                                                EMPLOYEE

                                                /s/ Richard T. Dean
                                                _______________________________
                                                Richard T. Dean